Exhibit 99.1   NEWS RELEASE

As previously announced, U.S. Cellular will hold a teleconference August 4, 2017, at 9:30 a.m. CDT.  Listen to the live call via the Events & Presentations page of investors.uscellular.com.

FOR IMMEDIATE RELEASE

U.S. Cellular reports second quarter 2017 results

Growth in subscribers reflecting lowest ever handset churn

2017 guidance reaffirmed

CHICAGO, (August 4, 2017) — United States Cellular Corporation (NYSE:USM) reported total operating revenues of $963 million for the second quarter of 2017, versus $992 million for the same period one year ago. Net income attributable to U.S. Cellular shareholders and related diluted earnings per share were $12 million and $0.14, respectively, for the second quarter of 2017, compared to $27 million and $0.32, respectively, in the same period one year ago.

“We had a successful quarter building on our number one objective – protecting and growing our customer base,” said Kenneth R. Meyers, U.S. Cellular president and CEO.  “Our Total Plans, which include an unlimited data option, have been effective in both attracting new customers and meeting the needs of our current customers.

“Although the current pricing environment and the investments we made in growing our customer base impacted short-term profitability this quarter, we were able to minimize those impacts through our on-going cost management initiatives.  Lower roaming rates, continued customer adoption of Equipment Installment Plans, and cost reduction initiatives drove a decrease in cash expenses even as data traffic increased 51% on a year-over-year basis.

“We are continually making enhancements to our already high-quality network to ensure it remains one of our primary competitive advantages. This quarter, our network team successfully completed our first commercial VoLTE launch in Iowa. VoLTE brings benefits such as simultaneous voice and data sessions to customers as well as additional opportunities for roaming revenues. We plan to continue commercial rollouts of VoLTE to additional markets in 2018.”

2017 Estimated Results

U.S. Cellular’s current estimates of full-year 2017 results are shown below.  Such estimates represent management’s view as of August 4, 2017.  Such forward‑looking statements should not be assumed to be current as of any future date.  U.S. Cellular undertakes no duty to update such information, whether as a result of new information, future events or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

2017 Estimated Results
	Current		Previous
(Dollars in millions)
Total operating revenues (1)	$3,800-$4,000		Unchanged
Adjusted OIBDA (1)(2)(3)	$550-$650		Unchanged
Adjusted EBITDA (2)	$700-$800		Unchanged
Capital expenditures	Approx.	$500	Unchanged

The following table provides a reconciliation of Net Income to Adjusted OIBDA and Adjusted EBITDA for 2017 estimated results, actual results for the six months ended June 30, 2017, and actual results for the year ended December 31, 2016.  In providing 2017 estimated results, U.S. Cellular has not completed the below reconciliation to net income because it does not provide guidance for income taxes.  Although potentially significant, U.S. Cellular believes that the impact of income taxes cannot be reasonably predicted; therefore, U.S. Cellular is unable to provide such guidance.

		Actual Results
	2017 Estimated Results	Six Months Ended June 30, 2017	Year Ended December 31, 2016
(Dollars in millions)
Net income (GAAP)	N/A	$40	$49
Add back:
Income tax expense	N/A	33	33
Income (loss) before income taxes (GAAP)	$(30)-70	$73	$82
Add back:
Interest expense	110	56	113
Depreciation, amortization and accretion expense	620	307	618
EBITDA (Non-GAAP)	$700-800	$436	$813
Add back (deduct):
(Gain) loss on license sales and exchanges, net	(20)	(19)	(19)
(Gain) loss on assets disposals, net	20	9	22
Adjusted EBITDA (Non-GAAP) (2)	$700-800	$426	$816
Deduct:
Equity in earnings of unconsolidated entities	140	66	140
Interest and dividend income (1)	10	5	6
Other, net	–	(1)	1
Adjusted OIBDA (Non-GAAP) (1)(2)(3)	$550-650	$356	$669

Note: Totals may not foot due to rounding differences.

(1)

Equipment installment plan interest income is reflected as a component of Service revenues consistent with an accounting policy change effective January 1, 2017.  All prior period numbers have been recast to conform to this accounting change.

(2)

Adjusted EBITDA is defined as net income adjusted for the items set forth in the reconciliation above.  Adjusted OIBDA is defined as net income adjusted for the items set forth in the reconciliation above.  Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity.  U.S. Cellular does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future.  Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate.  Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of U.S. Cellular’s operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of U.S. Cellular’s financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.  Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities.  The table above reconciles Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measure, Net income or Income (loss) before income taxes.

(3)	A reconciliation of Adjusted OIBDA (Non-GAAP) to Operating income (GAAP) for June 30, 2017, actual results can be found on U.S. Cellular’s website at investors.uscellular.com.

Conference Call Information

U.S. Cellular will hold a conference call on August 4, 2017 at 9:30 a.m. Central Time.

  Access the live call on the Events & Presentations page of investors.uscellular.com or at https://www.webcaster4.com/Webcast/Page/1145/21983.
  Access the call by phone at 877/407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.uscellular.com. The call will be archived on the Events & Presentations page of investors.uscellular.com.

About U.S. Cellular

United States Cellular Corporation provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to customers with 5 million connections in 23 states. The Chicago-based company had 6,100 full- and part-time associates as of June 30, 2017. At the end of the second quarter of 2017, Telephone and Data Systems, Inc. owned 83 percent of U.S. Cellular. For more information about U.S. Cellular, visit uscellular.com.

Contacts

Jane McCahon, Senior Vice President - Corporate Relations and Corporate Secretary of TDS

312-592-5379

jane.mccahon@tdsinc.com

Julie Mathews, IRC, Director - Investor Relations of TDS

312-592-5341

julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:  All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to execute U.S. Cellular’s business strategy; uncertainties in U.S. Cellular’s future cash flows and liquidity and access to the capital markets; the ability to make payments on U.S. Cellular indebtedness or comply with the terms of debt covenants; impacts of any pending acquisitions/divestitures/exchanges of properties and/or licenses, including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings of U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of services and products offered by U.S. Cellular. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by U.S. Cellular to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

For more information about U.S. Cellular, visit:

U.S. Cellular: www.uscellular.com

United States Cellular Corporation
Summary Operating Data (Unaudited)

As of or for the Quarter Ended		6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Retail Connections
Postpaid
	Total at end of period	4,478,000	4,455,000	4,482,000	4,484,000	4,490,000
	Gross additions	174,000	146,000	187,000	174,000	197,000
	Feature phones	7,000	7,000	7,000	10,000	8,000
	Smartphones	116,000	88,000	109,000	105,000	107,000
	Connected devices	51,000	51,000	71,000	59,000	82,000
	Net additions (losses)	23,000	(27,000)	(2,000)	(6,000)	36,000
	Feature phones	(15,000)	(19,000)	(21,000)	(20,000)	(21,000)
	Smartphones	34,000	(9,000)	(4,000)	(7,000)	8,000
	Connected devices	4,000	1,000	23,000	21,000	49,000
	ARPU (1)	$44.60	$45.42	$45.19	$47.08	$47.37
	ABPU (Non-GAAP)(2)	$55.19	$55.82	$55.43	$56.79	$56.09
	ARPA (3)	$119.73	$121.88	$120.67	$125.31	$124.91
	ABPA (Non-GAAP)(4)	$148.15	$149.78	$148.02	$151.16	$147.90
	Churn rate (5)	1.13%	1.29%	1.41%	1.34%	1.20%
	Handsets	0.91%	1.08%	1.23%	1.22%	1.10%
	Connected devices	2.35%	2.55%	2.49%	2.04%	1.84%
Prepaid
	Total at end of period	484,000	480,000	484,000	480,000	413,000
	Gross additions	73,000	78,000	83,000	132,000	73,000
	Net additions (losses)	3,000	(4,000)	4,000	67,000	14,000
	ARPU (1)	$33.52	$33.66	$33.25	$34.39	$34.58
	Churn rate (5)	4.93%	5.69%	5.44%	4.84%	4.86%
Total connections at end of period (6)		5,023,000	4,996,000	5,031,000	5,030,000	4,973,000
Market penetration at end of period
Consolidated operating population		32,089,000	32,089,000	31,994,000	31,994,000	31,994,000
Consolidated operating penetration (7)		16%	16%	16%	16%	16%
Capital expenditures (millions)		$84	$61	$171	$103	$93
Total cell sites in service		6,421	6,417	6,415	6,374	6,324
Owned towers		4,044	4,041	4,040	4,015	3,988

(1)

Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period.  These revenue bases and connection populations are shown below:

	▪	Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
	▪	Prepaid ARPU consists of total prepaid service revenues and prepaid connections.
(2)

Average Billings Per User (ABPU) - non-GAAP metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid connections and by the number of months in the period.  Refer to the end of this release for a reconciliation of this metric to its most comparable GAAP metric.

(3)	Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.
(4)

Average Billings Per Account (ABPA) - non-GAAP metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid accounts and by the number of months in the period.  Refer to the end of this release for a reconciliation of this metric to its most comparable GAAP metric.

(5)	Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.
(6)	Includes reseller and other connections.
(7)	Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total population of consolidated operating markets as estimated by Nielsen.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended June 30,
	2017	2016	2017 vs. 2016
			Increase (Decrease)
(Dollars and shares in millions, except per share amounts)
Operating revenues
Service(1)	$740	$774	$(34)	(4)%
Equipment sales	223	218	5	2%
Total operating revenues(1)	963	992	(29)	(3)%

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	189	193	(4)	(2)%
Cost of equipment sold	260	262	(2)	(1)%
Selling, general and administrative	351	357	(6)	(2)%
Depreciation, amortization and accretion	155	154	1	-
(Gain) loss on asset disposals, net	5	5	–	6%
(Gain) loss on license sales and exchanges, net	(2)	(9)	7	81%
Total operating expenses	958	962	(4)	(1)%

Operating income(1)	5	30	(25)	(82)%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	33	37	(4)	(9)%
Interest and dividend income(1)	2	2	–	29%
Interest expense	(28)	(28)	–	(1)%
Other, net	–	(1)	1	(56)%
Total investment and other income(1)	7	10	(3)	(32)%

Income before income taxes	12	40	(28)	(70)%
Income tax expense	–	13	(13)	(97)%
Net income	12	27	(15)	(57)%
Less: Net income attributable to noncontrolling interests, net of tax	–	–	–	>100%
Net income attributable to U.S. Cellular shareholders	$12	$27	$(15)	(58)%

Basic weighted average shares outstanding	85	85	–	-
Basic earnings per share attributable to U.S. Cellular shareholders	$0.14	$0.32	$(0.18)	(56)%

Diluted weighted average shares outstanding	86	85	1	-
Diluted earnings per share attributable to U.S. Cellular shareholders	$0.14	$0.32	$(0.18)	(56)%

(1)

Equipment installment plan interest income is reflected as a component of Service revenues consistent with an accounting policy change effective January 1, 2017.  All prior period numbers have been recast to conform to this accounting change.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
(Unaudited)

	Six Months Ended June 30,
	2017	2016	2017 vs. 2016
			Increase (Decrease)
(Dollars and shares in millions, except per share amounts)
Operating revenues
Service(1)	$1,486	$1,545	$(59)	(4)%
Equipment sales	413	417	(4)	(1)%
Total operating revenues(1)	1,899	1,962	(63)	(3)%

Operating expenses
System operations (excluding Depreciation, amortization
and accretion reported below)	364	376	(12)	(3)%
Cost of equipment sold	488	518	(30)	(6)%
Selling, general and administrative	691	719	(28)	(4)%
Depreciation, amortization and accretion	307	307	–	-
(Gain) loss on asset disposals, net	9	10	(1)	(12)%
(Gain) loss on license sales and exchanges, net	(19)	(9)	(10)	>(100)%
Total operating expenses	1,840	1,921	(81)	(4)%

Operating income(1)	59	41	18	45%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	66	72	(6)	(8)%
Interest and dividend income(1)	5	3	2	38%
Interest expense	(56)	(56)	–	(1)%
Other, net	(1)	–	(1)	(23)%
Total investment and other income(1)	14	19	(5)	(27)%

Income before income taxes	73	60	13	22%
Income tax expense	33	23	10	43%
Net income	40	37	3	8%
Less: Net income attributable to noncontrolling interests, net of tax	2	1	1	>100%
Net income attributable to U.S. Cellular shareholders	$38	$36	$2	5%

Basic weighted average shares outstanding	85	85	–	-
Basic earnings per share attributable to
U.S. Cellular shareholders	$0.45	$0.43	$0.02	5%

Diluted weighted average shares outstanding	86	85	1	1%
Diluted earnings per share attributable to
U.S. Cellular shareholders	$0.44	$0.43	$0.01	2%

(1)

Equipment installment plan interest income is reflected as a component of Service revenues consistent with an accounting policy change effective January 1, 2017.  All prior period numbers have been recast to conform to this accounting change.

United States Cellular Corporation

Consolidated Statement of Cash Flows

(Unaudited)

	Six Months Ended
	June 30,
	2017	2016
(Dollars in millions)
Cash flows from operating activities
Net income	$40	$37
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	307	307
Bad debts expense	47	44
Stock-based compensation expense	14	12
Deferred income taxes, net	(27)	7
Equity in earnings of unconsolidated entities	(66)	(72)
Distributions from unconsolidated entities	65	30
(Gain) loss on asset disposals, net	9	10
(Gain) loss on license sales and exchanges, net	(19)	(9)
Noncash interest expense	1	1
Other operating activities	–	(2)
Changes in assets and liabilities from operations
Accounts receivable	(5)	9
Equipment installment plans receivable	(107)	(94)
Inventory	(2)	(27)
Accounts payable	(53)	35
Customer deposits and deferred revenues	(6)	(18)
Accrued taxes	45	41
Accrued interest	–	(1)
Other assets and liabilities	(23)	(49)
Net cash provided by operating activities	220	261

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(155)	(177)
Cash paid for licenses	(189)	(46)
Cash received from divestitures and exchanges	17	17
Federal Communications Commission deposit	–	(143)
Other investing activities	–	(1)
Net cash used in investing activities	(327)	(350)

Cash flows from financing activities
Repayment of long-term debt	(6)	(6)
Common shares reissued for benefit plans, net of tax payments	–	3
Common shares repurchased	–	(2)
Payment of debt issuance costs	–	(2)
Distributions to noncontrolling interests	(2)	(1)
Other financing activities	1	3
Net cash used in financing activities	(7)	(5)

Net decrease in cash and cash equivalents	(114)	(94)

Cash and cash equivalents
Beginning of period	586	715
End of period	$472	$621

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	June 30,	December 31,
	2017	2016
(Dollars in millions)
Current assets
Cash and cash equivalents	$472	$586
Accounts receivable from customers and others, net	732	727
Inventory, net	141	138
Prepaid expenses	80	84
Other current assets	15	23
Total current assets	1,440	1,558

Assets held for sale	4	8

Licenses	2,226	1,886
Goodwill	370	370
Investments in unconsolidated entities	414	413

Property, plant and equipment
In service and under construction	7,702	7,712
Less: Accumulated depreciation and amortization	5,398	5,242
Property, plant and equipment, net	2,304	2,470

Other assets and deferred charges	319	405

Total assets	$7,077	$7,110

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	June 30,	December 31,
	2017	2016
(Dollars and shares in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$11	$11
Accounts payable
Affiliated	8	12
Trade	250	309
Customer deposits and deferred revenues	183	190
Accrued taxes	79	39
Accrued compensation	46	73
Other current liabilities	74	84
Total current liabilities	651	718

Deferred liabilities and credits
Deferred income tax liability, net	799	826
Other deferred liabilities and credits	316	302

Long-term debt, net	1,613	1,618

Noncontrolling interests with redemption features	1	1

Equity
U.S. Cellular shareholders’ equity
Series A Common and Common Shares, par value $1 per share	88	88
Additional paid-in capital	1,536	1,522
Treasury shares	(121)	(136)
Retained earnings	2,183	2,160
Total U.S. Cellular shareholders’ equity	3,686	3,634

Noncontrolling interests	11	11

Total equity	3,697	3,645

Total liabilities and equity	$7,077	$7,110

United States Cellular Corporation
Financial Measures and Reconciliations
(Unaudited)

Free Cash Flow
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
(Dollars in millions)
Cash flows from operating activities (GAAP)	$159	$98	$220	$261
Less: Cash paid for additions to property, plant and equipment	67	75	155	177
Free cash flow (Non-GAAP) (1)	$92	$23	$65	$84

(1)

Management uses Free cash flow as a liquidity measure and it is defined as Cash flows from operating activities less Cash paid for additions to property, plant and equipment.  Free cash flow is a non-GAAP financial measure which U.S. Cellular believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment.

Postpaid ABPU and Postpaid ABPA

U.S. Cellular presents Postpaid ABPU and Postpaid ABPA to reflect the revenue shift from Service revenues to Equipment sales resulting from the increased adoption of equipment installment plans.  Postpaid ABPU and Postpaid ABPA, as previously defined, are non-GAAP financial measures which U.S. Cellular believes are useful to investors and other users of its financial information in showing trends in both service and equipment sales revenues received from customers.

For the Quarter Ended	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
(Dollars and connection counts in millions)
Calculation of Postpaid ARPU
Postpaid service revenues	$597	$608	$607	$635	$636
Average number of postpaid connections	4.47	4.46	4.48	4.49	4.48
Number of months in period	3	3	3	3	3
Postpaid ARPU (GAAP metric)	$44.60	$45.42	$45.19	$47.08	$47.37

Calculation of Postpaid ABPU
Postpaid service revenues	$597	$608	$607	$635	$636
Equipment installment plan billings	142	139	138	131	118
Total billings to postpaid connections	$739	$747	$745	$766	$754
Average number of postpaid connections	4.47	4.46	4.48	4.49	4.48
Number of months in period	3	3	3	3	3
Postpaid ABPU (Non-GAAP metric)	$55.19	$55.82	$55.43	$56.79	$56.09

Calculation of Postpaid ARPA
Postpaid service revenues	$597	$608	$607	$635	$636
Average number of postpaid accounts	1.66	1.66	1.68	1.69	1.70
Number of months in period	3	3	3	3	3
Postpaid ARPA (GAAP metric)	$119.73	$121.88	$120.67	$125.31	$124.91

Calculation of Postpaid ABPA
Postpaid service revenues	$597	$608	$607	$635	$636
Equipment installment plan billings	142	139	138	131	118
Total billings to postpaid accounts	$739	$747	$745	$766	$754
Average number of postpaid accounts	1.66	1.66	1.68	1.69	1.70
Number of months in period	3	3	3	3	3
Postpaid ABPA (Non-GAAP metric)	$148.15	$149.78	$148.02	$151.16	$147.90